UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Acer Therapeutics Inc.

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ACER THERAPEUTICS INC.

ONE GATEWAY CENTER, SUITE 351 300 WASHINGTON STREET

NEWTON, MASSACHUSETTS 02458

April 12, 2019

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Acer Therapeutics Inc. on Friday, May 17, 2019 at 10:00 a.m. Eastern Time. The meeting will be held at the Company’s headquarters, One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458.

Information about the Annual Meeting, including matters on which stockholders will act, may be found in the Notice of Annual Meeting and Proxy Statement accompanying this letter.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope or use one of the voting methods described in the attached materials. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a legal proxy issued in your name.

Sincerely yours,

Chris Schelling, President and Chief Executive Officer

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY

(877) 870-8565 (toll free)

ACER THERAPEUTICS INC.

ONE GATEWAY CENTER, SUITE 351 300 WASHINGTON STREET

NEWTON, MASSACHUSETTS 02458

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2019

The Annual Meeting of stockholders of Acer Therapeutics Inc. (the “Company”) will be held on Friday, May 17, 2019, at 10:00 a.m. Eastern Time, at the Company’s headquarters, One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458. Stockholders are being asked to vote to:

1.

Elect Stephen J. Aselage, Jason Amello, John M. Dunn, Michelle Griffin, and Chris Schelling to the Board of Directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.	Approve, on a non-binding advisory basis, the compensation of our named executive officers;

3.	Approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation;

4.	Ratify the appointment of BDO USA, LLP as our independent auditors for the fiscal year ending December 31, 2019; and

5.	Transact any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice.

Only stockholders who owned common stock at the close of business on March 29, 2019 can vote at this meeting or any adjournments or postponements that may take place. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose or use one of the voting methods described in the attached materials. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a legal proxy issued in your name.

By Order of the Board of Directors,

Chris Schelling, President and Chief Executive Officer

Dated: April 12, 2019

The Board of Directors solicits the enclosed proxy. Your vote is important no matter how large or small your stockholdings. To assure your representation at the meeting, please complete, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope provided or use one of the voting methods described in the attached materials.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 17, 2019: This Proxy Statement and our 2018 Annual Report on Form 10-K are available at: www.cstproxy.com/acertx/2019

ACER THERAPEUTICS INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 17, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of our Board of Directors (“Board”) for use at the annual meeting of stockholders to be held on Friday, May 17, 2019, at 10:00 a.m. Eastern Time (the “Annual Meeting”), or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the company’s headquarters, One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458. We intend to mail this Proxy Statement and accompanying proxy card to stockholders on or about April 12, 2019.

The Board of Acer Therapeutics Inc. prepared this Proxy Statement for the purpose of soliciting proxies for our Annual Meeting of Stockholders. The terms “we,” “our,” the “Company” or “Acer,” refer to Acer Therapeutics Inc., a Delaware corporation. Acer was formerly known as “Opexa Therapeutics, Inc.” prior to the September 19, 2017 merger between Acer (then known as Opexa), Acer Therapeutics Inc., a Delaware corporation (referred to as “Private Acer”), and Opexa Merger Sub, Inc. (the “Merger”).

Availability of Annual Report on Form 10-K

Accompanying this Proxy Statement is our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission (the “SEC”). We make available, free of charge through our website (www.acertx.com), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such documents are electronically filed with or furnished to the SEC. These reports can be found under “SEC Filings” through the “Investor Relations” section of our website. We will provide to any stockholder without charge, upon the written request of that stockholder, a copy of our Annual Report on Form 10-K (without exhibits), including financial statements and financial statement schedules. Such requests should be addressed to Investor Relations, Acer Therapeutics Inc., One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458.

Voting

Before the meeting, you may vote your shares if they are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, by (i) completing, signing, dating and returning the enclosed proxy card by mail in the postage paid envelope provided or (ii) using the Internet to vote your proxy 24 hours a day, 7 days a week. If you would like to vote electronically, have your proxy card in hand when you log on and follow the instructions included with your proxy card. You are encouraged to vote electronically by Internet. If you vote by Internet, you do not need to return your proxy card. Please follow the directions on your proxy card carefully.

If your shares are held in a brokerage account in the name of a bank, broker or other nominee (this is called “street name”), then you are the beneficial owner of the shares and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your bank or broker on how to vote the shares in your account, and you may also be able to vote by telephone or via the Internet depending on the voting procedures used by your broker. You may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the telephone or Internet.

Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting. You may vote your shares at the meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet. Please note that if your shares are held in “street name” and you wish to vote at the meeting, you will not be permitted to do so unless you first obtain a legal proxy issued in your name from the broker, bank or nominee that holds your shares.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Acer, at the address of our executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Quorum, Abstentions and Broker Non-Votes

Only stockholders of record at the close of business on March 29, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,087,363 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted:

•	“FOR” each of the five nominees for director;

•	“FOR” approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•	For “THREE YEARS” approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation; and

•	“FOR” ratification of the appointment of our independent auditors.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the person named as proxy in the enclosed form of proxy will have discretionary authority to vote according to his own discretion.

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. Our bylaws provide that unless otherwise provided by law or by our Certificate of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the shares of stock represented in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining.

The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to Nasdaq-listed companies), such as the ratification of the appointment of our independent auditors. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors, the approval, on a non-binding advisory basis, of the compensation of our named executive officers and the approval, on a non-binding advisory basis, of the frequency of holding an advisory vote on named executive officer compensation.

If you hold your shares in street name or through a broker, it is important that you direct your broker how to vote your shares.

Vote Required

Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the five nominees for director receiving the highest number of affirmative votes will be elected. Proxies marked “Withhold Authority” will not affect the election of a candidate who receives a plurality of votes. The election of directors is a matter on which a broker or other nominee is generally not empowered to vote using discretion, and therefore, broker non-votes may exist but will have no effect on the outcome of the election of nominees for director. Stockholders may not cumulate votes in the election of directors. We urge you to provide any necessary voting instructions to your broker or nominee if you hold your shares in street name in order for your vote to be considered for this proposal.

Proposals 2 and 3. Approval of each of Proposals 2 and 3 (i.e., approval, on a non-binding advisory basis, of the compensation of our named executive officers and the frequency of approval, on a non-binding advisory basis, of the compensation of our named executive officers) requires the affirmative vote of the holders of a majority of the voting power present or represented by proxy and voting at the Annual Meeting. Proposals 2 and 3 are matters on which a broker or other nominee is generally not empowered to vote using discretion, and therefore, abstentions and broker non-votes may exist with respect to these proposals. Accordingly, we urge you to provide any necessary voting instructions to your broker or nominee if you hold your shares in street name in order for your vote to be considered for Proposals 2 and 3. Abstentions will not affect the outcome.

Proposal 4. Approval of Proposal 4 (i.e., the ratification of the appointment of the independent auditors) is a matter on which a broker or other nominee is generally empowered to vote, and therefore, broker non-votes are not expected to exist with respect to this proposal. Abstentions will not affect the outcome.

Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and through our employees, we will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and we may reimburse these parties for their reasonable out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation. We have retained Advantage Proxy to assist us in soliciting proxies using the means referred to above. We will pay the fees of Advantage Proxy, which we expect to be approximately $5,500, plus reimbursement of out-of-pocket expenses.

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares or to obtain directions to attend the meeting and vote in person, you may contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free).

Stockholder Proposals

Proposals of stockholders that are intended to be presented at our 2020 Annual Meeting of Stockholders and the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than December 13, 2019 in order to be included in the proxy statement and proxy materials relating to that meeting. Moreover, with respect to any proposal by a stockholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, pursuant to our bylaws such stockholder must provide written notice of such proposal so that it is received by our Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary of the date of the proxy statement for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be received by the Secretary of the corporation not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by means of a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by us with the SEC. In addition, stockholders must comply in all respects with the rules and regulations of the SEC then in effect and the requirements of our bylaws.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members, each with a term expiring at the Annual Meeting. Two current directors, i.e., Hubert Birner, Ph.D., MBA, and Luc Marengere, Ph.D., have indicated an intention not to stand for reelection to the Board of Directors. The Nominating and Corporate Governance Committee of the Board has recommended, and the Board has nominated, the other five incumbent directors for election at the Annual Meeting. The shares represented by the enclosed proxy will be voted for the election as directors of the five nominees named below to serve until the 2020 Annual Meeting or until their successors have been duly elected and qualified. All of the nominees have indicated to us that they will be available to serve as directors. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board as may be determined by the holders of the proxy. There are no family relationships among our executive officers and directors.

Director Nominees

Individuals nominated for election at the Annual Meeting are:

Name	Age	Position
Stephen J. Aselage	67	Chairman of the Board
Jason Amello	50	Director
John M. Dunn	67	Director
Michelle Griffin	53	Director
Chris Schelling	43	Director, President and Chief Executive Officer

Biographical information for our directors nominated for reelection is set forth below:

Stephen J. Aselage has served as Chairman of the Board since the completion of the Merger in September 2017. From October 2015 until the Merger, Mr. Aselage served as the Chairman of Private Acer’s Board of Directors. Most recently he was President and Chief Executive Officer of Retrophin, Inc., a Nasdaq-listed, fully integrated biopharmaceutical company, from November 2014 until his retirement in January 2019, and remains a member of its Board of Directors since October 2012. From May 2014 to November 2014, Mr. Aselage served as the Chief Operations Officer and interim Chief Executive Officer of Retrophin. Prior to joining Retrophin, he held a variety of roles at BioMarin Pharmaceutical Inc., a Nasdaq-listed biotechnology company, as Executive Vice President and Chief Business Officer from December 2009 to September 2012 and Senior Vice President of Global Commercial Development from July 2005 to December 2009. He has also held leadership roles at Cell Therapeutics, Inc., Sangstat Medical Corporation, Advanced Tissue Sciences, Inc. and Genentech, Inc. Mr. Aselage earned a B.S. in biology from the University of Notre Dame. We believe that Mr. Aselage is qualified to serve on our Board of Directors due to his extensive experience in the pharmaceuticals and biotechnology industry, which will enable him to contribute important insights to our Board of Directors on strategic leadership and drug commercialization matters.

Jason Amello has served as a director since the completion of the Merger in September 2017. Since September 2013, Mr. Amello has served as Senior Vice President, Chief Financial Officer and Treasurer of Akebia Therapeutics, Inc., a Nasdaq-listed biopharmaceutical company focused on the development and commercialization of novel therapeutics for patients with kidney disease. From May 2012 to May 2013, he served as Executive Vice President, Chief Financial Officer and Treasurer of ZIOPHARM Oncology, Inc., a biopharmaceutical company focused on the discovery and development of new cancer therapies. From April 2000 to June 2011, Mr. Amello held various positions at Genzyme Corporation, a biotechnology company focused on development of therapeutics for multiple diseases and disorders, most recently as Senior Vice President, Corporate Controller, and Chief Accounting Officer. Earlier in his career, Mr. Amello spent 10 years in the business advisory and assurance practice of Deloitte, serving in various roles of increasing responsibility through Senior Manager. He currently serves on the Board of Directors of the New England Baptist Hospital, an orthopedic specialty hospital. Mr. Amello earned a B.A. in accounting from Boston College and is a Certified Public Accountant in the Commonwealth of Massachusetts. We believe that Mr. Amello is qualified to serve on our Board of Directors due to his extensive experience in finance related to managing life sciences companies, which will enable him to contribute important insights to our Board of Directors on financial matters toward the continued growth and expansion of Acer.

John M. Dunn has served as a director since the completion of the Merger in September 2017. From October 2015 until the Merger, Mr. Dunn served as a member of Private Acer’s Board of Directors. Since November 2014, he has served as General Counsel of Vital Therapies, Inc., a Nasdaq-listed biotherapeutic company. Prior to joining Vital Therapies, Mr. Dunn was a consultant from February 2012 to November 2014, an Executive Vice President of Biogen Idec, Inc., now Biogen, Inc., a biotechnology company, from November 2003 to January 2012, where he was the head of that firm’s corporate venture group, and General Counsel of IDEC Pharmaceuticals from 2002 until its merger with Biogen in November 2003. Mr. Dunn earned a B.S. in finance and a J.D. from the University of Wyoming. We believe that Mr. Dunn is qualified to serve on our Board of Directors as a result of his deep experience relating to corporate governance and regulatory and financing matters in the pharmaceuticals and biotechnology industry, which will enable him to contribute important strategic insights to our Board of Directors.

Michelle Griffin has served as a director since the completion of the Merger in September 2017. Since April 2013, Ms. Griffin has served as the principal of Pacific Biotechnology Consulting Group, a firm providing consulting services to biotechnology companies and their Boards of Directors. Prior to her time with Pacific Biotechnology Consulting Group, Ms. Griffin served from January 2011 to March 2013 as Executive Vice President, Operations and Chief Financial Officer of OncoGenex Pharmaceuticals, Inc. Ms. Griffin served as a member of the Board of Directors and as Chair of the Audit Committee for HTG Molecular Diagnostics, Inc. (Nasdaq: HTGM) since August 2018 and served as a member of the Board of Directors and Chair of the Audit Committee for PhaseRx, Inc. (Nasdaq: PRRX) from 2016 until its acquisition by Roivant Sciences GmbH in 2018, OncoGenex Pharmaceuticals, Inc. from 2008 to 2011, and Sonus Pharmaceuticals, Inc. (subsequently acquired by OncoGenex) from 2004 to 2008, and during various periods from 1997 to 2011 served in the capacity of Chief Financial Officer for Trubion Pharmaceuticals, Inc., Dendreon Corporation and Corixa Corporation. Ms. Griffin earned her B.S. in marketing from George Mason University and her M.B.A. with a specialization in finance and international business from Seattle University. We believe that Ms. Griffin is qualified to serve on our Board of Directors as a result of her extensive operational experience in the biotechnology industry and deep experience in public company financial matters, which will enable her to contribute important insights to our Board of Directors on drug development and financial matters.

Chris Schelling has served as a director and as our President and Chief Executive Officer since the completion of the Merger in September 2017. Mr. Schelling founded Private Acer in December 2013 and served as a director from that time until the Merger. From December 2013 to February 2016, he served as Private Acer’s Chief Operating Officer, and from February 2016 until the Merger he served as Private Acer’s President and Chief Executive Officer. Mr. Schelling also founded Censa Pharmaceuticals Inc. and currently serves as a director at Censa. Prior to founding Private Acer, he served as Executive Director of Strategic Marketing at BioMarin Pharmaceutical Inc., a Nasdaq-listed biotechnology company, from May 2006 to October 2012. He has also held roles at Abgenix, Inc., Cell Therapeutics, Inc., Stanford Research Institute Consulting and Organon. Mr. Schelling earned a B.A. in biology from Carroll College. We believe that Mr. Schelling’s role in the founding of Acer, his experience as Acer’s Chief Executive Officer and his experience in the biotechnology industry qualify him to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH THE ABOVE NOMINEES

Directors Not Continuing in Office

Current directors who are not standing for reelection to the Board of Directors at the Annual Meeting are:

Name	Age	Position
Hubert Birner, Ph.D., MBA	52	Director
Luc Marengere, Ph.D.	53	Director

Biographical information for our current directors who are not standing for reelection to the Board of Directors at the Annual Meeting is set forth below. The decisions of these current directors not to stand for reelection were not due to any disagreement with the Company on any matter.

Hubert Birner, Ph.D., MBA has served as a director since the completion of the Merger in September 2017. From April 2017 until the Merger, Dr. Birner served as a member of Private Acer’s Board of Directors. Since 2000, he has served in a variety of roles for TVM Capital, an independent affiliation of international private equity and venture capital firms, where he currently serves as the Managing Partner of TVM Capital and TVM Life Science Management. Dr. Birner currently serves as the Chairman of the Boards of Directors of Argos Therapeutics, Inc., a Nasdaq-listed immuno-oncology company, and NOXXON Pharma N.V., a EuroNext Growth Paris-listed biopharmaceutical company, and as a member of the Board of Directors of Proteon Therapeutics, Inc., a Nasdaq-listed biopharmaceutical company, as well as a number of privately held life science companies. Prior to his tenure at TVM Capital, Dr. Birner held roles at Zeneca Group PLC and McKinsey & Company. He served as the Vice Chairman of Evotec AG, a Frankfurt Stock Exchange-listed company focused on the discovery and development of small molecule drugs, from 2005 to 2013, and as a director of Probiodrug AG, a Euronext Amsterdam-listed biopharmaceutical company, from 2014 to 2015. Dr. Birner earned a Ph.D. in biochemistry from Ludwig-Maximilian University of Munich and an MBA from Harvard Business School.

Luc Marengere, Ph.D. has served as a director since the completion of the Merger in September 2017. From April 2016 until the Merger, Dr. Marengere served as a member of Private Acer’s Board of Directors. He serves as Managing Partner of TVM Life Science Venture VII, L.P., a venture capital fund, which he joined in March 2012. From October 2001 to March 2012, Dr. Marengere was a Managing General Partner with VG Partners, a merchant bank. He serves on the Boards of Directors of a number of privately held life science companies. From January 2015 to March 2017, Dr. Marengere served on the Board of Directors of CoLucid Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company. He has also held roles at CDP Capital – Technology Ventures and MDS Capital Corp. Dr. Marengere earned a Ph.D. from the University of Toronto, an M.S. in endocrinology from Queen’s University and a B.S. in biochemistry from the University of Ottawa.

Board and Committee Meetings

Members of the Board are encouraged to attend the Annual Meeting; however, we do not have a policy regarding director attendance at annual meetings. No directors attended the 2018 annual meeting. During the year ended December 31, 2018, the Board held five meetings, and each director attended at least 75% of the total number of meetings held by the Board and all committees on which such director served during the period he or she was a director.

Director Independence

The Board has determined that Ms. Griffin, Drs. Birner and Marengere, and Messrs. Amello, Aselage and Dunn are each an independent director within the meaning of Nasdaq listing standards, which directors constitute a majority of the Board. The Board has determined that each member of the Board’s Audit, Compensation and

Nominating and Corporate Governance Committees is independent (or similarly designated) based on the Board’s application of the standards of Nasdaq and the rules and regulations promulgated by the SEC or the Internal Revenue Service, as appropriate for such committee membership.

Committees of the Board of Directors

We currently have a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board has adopted written charters for each of the committees, and copies of the charters are available on our website at www.acertx.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

The current members of these committees are as follows:

Director	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jason Amello	X	X
Stephen J. Aselage	X		C	X
Hubert Birner, Ph.D., MBA	X
John M. Dunn	X	X		C
Michelle Griffin	X	C	X
Luc Marengere, Ph.D.	X		X	X
Chris Schelling

C = Chair

Audit Committee

The Audit Committee of the Board currently consists of Ms. Griffin (chair) and Messrs. Amello and Dunn, each of whom is an independent, non-employee director. The Audit Committee selects, on behalf of our Board, an independent public accounting firm to audit our financial statements, discusses with the independent auditors their independence, reviews and discusses the audited financial statements with the independent auditors and management, recommends to our Board whether the audited financials should be included in our annual reports to be filed with the SEC, and oversees management’s identification, evaluation, and mitigation of major risks to Acer. The Audit Committee operates pursuant to a written charter. During the last fiscal year, the Audit Committee held five meetings.

All of the members of the Audit Committee are non-employee directors who: (1) met the criteria for independence as required by Nasdaq listing standards and as set forth in Rule 10A-3(b)(1) under the Exchange Act; (2) did not participate in preparation of our financial statements during the past three years; and (3) are able to read and understand fundamental financial statements. The Board has determined that Ms. Griffin and Messrs. Amello and Dunn each, individually, qualifies as an “audit committee financial expert” as defined in SEC rules and regulations and also possesses the financial sophistication and requisite experience as required under Nasdaq listing standards.

Compensation Committee

The Compensation Committee of the Board currently consists of Mr. Aselage (chair), Dr. Marengere and Ms. Griffin, each of whom is an independent director. The Compensation Committee reviews and approves (1) the annual salaries and other compensation of our executive officers and (2) individual stock and stock option grants. The Compensation Committee also provides assistance and recommendations with respect to our compensation policies and practices, and assists with the administration of our compensation plans. In evaluating executive officer compensation, the Compensation Committee considers recommendations from the Chief

Executive Officer with respect to compensation of the other executive officers. From time to time and as it determines necessary or desirable, the Compensation Committee may retain the services of an independent compensation consultant to advise on compensation-related matters relating to the executive officers and independent directors. During the last fiscal year, the Compensation Committee held one meeting. In addition, the Compensation Committee engaged in discussions without formally meeting, to build consensus on various matters, with formal action thereafter taken by the Board of Directors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board currently consists of Messrs. Dunn (chair) and Aselage and Dr. Marengere, each of whom was determined by the Board to be an independent director. The Nominating and Corporate Governance Committee assists our Board in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our Board, selecting director nominees for our annual meetings of stockholders, evaluating the performance of our Board, and developing and recommending to our Board corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. In identifying and evaluating candidates, the committee takes into consideration the criteria approved by the Board and such other factors as it deems appropriate. We do not have a formal diversity policy, and the committee considers a broad range of factors in evaluating prospective director nominees. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Committee. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Committee. During the last fiscal year, the Nominating and Corporate Governance Committee held two meetings. In addition, the Nominating and Corporate Governance Committee engaged in discussions without formally meeting, to build consensus on various matters, with formal action thereafter taken by the Board of Directors.

Risk Oversight

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for each company. Our Board is actively involved in oversight of risks that could affect Acer. The full Board has retained the responsibility for general oversight of risks, but the Audit Committee primarily oversees those risks that may directly or indirectly impact our financial statements. The Board’s role in the risk oversight process includes receiving reports from members of management and the Audit Committee on areas of material risk to Acer, including operational, financial, legal and regulatory, and strategic risks which enable it to better understand our risk identification, management and mitigation strategies.

Board Leadership Structure

The Board does not have a policy on whether the same person should serve as both the chief executive officer and chairman of the Board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. The Board believes that its current leadership structure, with Mr. Aselage serving as a non-employee Chairman of the Board and Mr. Schelling serving as Chief Executive Officer, is in the best interest of stockholders at this time. The current structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

2018 Director Compensation

The following table presents summary information regarding compensation of the non-employee members of our Board of Directors who served during any part of the fiscal year ended December 31, 2018.

Name	Fees Earned or Paid in Cash($)	Option Awards($)(2)	All Other Compensation($)	Total($)
Jason Amello	$42,500	$—	$—	$42,500
Stephen J. Aselage	$73,750	$—	$—	$73,750
Hubert Birner, Ph.D., MBA (1)	$—	$—	$—	$—
John M. Dunn	$50,000	$—	$—	$50,000
Michelle Griffin	$55,000	$—	$—	$55,000
Luc Marengere, Ph.D. (1)	$—	$—	$—	$—

(1)	Drs. Birner and Marengere are each affiliated with TVM Capital Life Sciences and do not receive compensation for their service on our Board of Directors.
(2)	The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding as of December 31, 2018:

Name	Number of Shares
Jason Amello	9,000
Stephen J. Aselage	27,000
Hubert Birner, Ph.D., MBA (1)	—
John M. Dunn	22,000
Michelle Griffin	9,000
Luc Marengere, Ph.D. (1)	—

Compensation Arrangements

Outside directors who are not affiliated with TVM Capital Life Sciences receive compensation for their service on our Board of Directors that consists of cash compensation and equity awards as described below. A director who is also our employee does not receive any additional compensation for services as a member of our Board. We reimburse our directors for travel and lodging expenses in connection with their attendance at Board and committee meetings. Our annual compensation arrangements consist of the following:

Board Member Cash Compensation:

•	Annual Board member retainer - $35,000

•	Additional non-executive Board Chair retainer - $25,000

Additional Committee Chair Cash Compensation:

•	Audit - $15,000

•	Compensation - $10,000

•	Nominating/Governance - $7,500

Additional Committee Member Cash Compensation:

•	Audit - $7,500

•	Compensation - $5,000

•	Nominating/Governance - $3,750

Board Member Equity Compensation:

•

Initial stock option award to newly-appointed directors – 9,000 shares, vesting quarterly over a three-year period from the date of grant, with vesting to accelerate immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan).

•

Annual stock option award – 6,000 shares, vesting on the one-year anniversary from the date of grant, with vesting to accelerate immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan).

Communications to the Board of Directors

The Board has adopted the following policy for stockholders who wish to communicate any concern directly with the Board. Stockholders may mail or deliver their communication to our principal executive offices, addressed as follows:

Addressee (*)

c/o Secretary

Acer Therapeutics Inc.

One Gateway Center, Suite 351

300 Washington Street

Newton, MA 02458

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Nominating and Corporate Governance Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors currently consists of Ms. Griffin and Messrs. Amello and Dunn, all of whom are independent, non-employee directors.

The Audit Committee operates under a written charter adopted by the Board, which is evaluated annually. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company’s independent auditors. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimis amounts.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of Acer’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on Acer’s consolidated financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed the Company’s audited financial statements for fiscal 2018 and has met and held discussions with management and Wolf & Company, P.C., the Company’s independent auditors for fiscal 2018. Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal 2018 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with the independent auditors. The Audit Committee also discussed with Wolf & Company, P.C. the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB).

Wolf & Company, P.C. also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with Wolf & Company, P.C. the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and Wolf & Company, P.C., and the Audit Committee’s review of the representation of management and the report of Wolf & Company, P.C. to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC.

Submitted by the Audit Committee of the

Board of Directors of Acer Therapeutics Inc.:

Michelle Griffin, Chair

Jason Amello

John M. Dunn

PROPOSAL 2

APPROVAL OF NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

As described under the heading “Executive Compensation and Other Information – Executive Officer Compensation,” our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual, long-term and strategic goals and corporate objectives, and the creation of increased stockholder value. The Compensation Committee, which is comprised of independent directors, continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation for the year ended December 31, 2018. This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board of Directors or the Compensation Committee of the Board of Directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3

APPROVAL OF NON-BINDING ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.

Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years, or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a non-binding advisory vote on executive compensation that occurs every three years is the most appropriate alternative for us, given our size and stage of development and, therefore, the Board of Directors recommends that you vote for the option of every three years for the advisory vote on executive compensation. Further, in recommending that our stockholders vote for a frequency of every three years, the Board of Directors believes that an advisory vote held every three years will provide our Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement desired changes to compensation programs. The results of the say-on-pay vote received at the Annual Meeting will be considered by management and our Board of Directors as we develop our compensation policies for the coming years. Accordingly, we believe that a vote every three years is appropriate as it allows time for any changes to incentive programs to be designed and implemented and for the results to be evaluated and reported to stockholders. An advisory vote every three years will provide shareholders with sufficient time to evaluate the effectiveness of incentive programs, compensation strategies and our performance. Because our executive compensation programs do not generally change significantly from year to year, a vote every three years avoids a short-term focus on executive compensation and the cost of including an additional proposal and vote in the annual meeting proxy statement more frequently. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

This vote is advisory, which means that it is not binding on us, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstaining from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF EVERY “THREE YEARS” AS THE FREQUENCY OF A NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee has selected BDO USA, LLP (“BDO”) as an independent registered public accounting firm to audit our financial statements for the year ending December 31, 2019, and our Board has directed that management submit the selection of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. BDO has not previously acted as our independent registered public accounting firm. Wolf & Company, P.C. (“Wolf”) audited our financial statements for the fiscal years ended December 31, 2017 and 2018, and prior to the selection of BDO on March 7, 2019 had acted as our independent registered public accounting firm since September 20, 2017. Wolf also served as the independent registered public accounting firm to Private Acer prior to the Merger. Prior to September 20, 2017, MaloneBailey, LLP (“MaloneBailey”) served as our independent registered public accounting firm.

A representative of BDO is expected to be present at the Annual Meeting, will have an opportunity to make a statement if the representative desires but is not expected to do so, and is expected to be available to respond to appropriate questions. We do not expect a representative of Wolf to be present at the Annual Meeting.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, we are submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Acer and our stockholders.

Audit Fees

The following table presents (i) the aggregate fees billed to us for the fiscal year ended December 31, 2017 by MaloneBailey, who served as our independent registered public accounting firm during the period of January 1, 2017 to September 20, 2017, and (ii) the aggregate fees billed to us for the fiscal years ended December 31, 2018 and 2017 by Wolf, who audited our financial statements for the fiscal years ended December 31, 2017 and 2018, and prior to the selection of BDO on March 7, 2019 had acted as our independent registered public accounting firm since September 20, 2017.

	Years Ended December 31,
	2018	2017
	Wolf & Co.	MaloneBailey	Wolf & Co.
Audit fees(1)	$113,000	$62,000	$79,000
Audit-related fees(2)	58,000	16,000	42,000
Tax fees(3)	—	—	—
All other fees	—	—	—

Total fees	$171,000	$78,000	$121,000

(1)

Audit fees consist of fees billed for services relating to the audit of our annual financial statement and review of our quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for providing consents for SEC registration statements such as Forms S-1, S-3, S-4 and S-8, other periodic reports and other documents filed with the SEC, or other documents issued in connection with securities offerings.

(3)	Tax fees are for services relating to tax compliance, tax advice and tax planning.

Changes in Independent Registered Public Accounting Firm

On March 7, 2019, we engaged BDO as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2019, and we dismissed Wolf. The decision to change accountants was approved by the Audit Committee of our Board of Directors. The report of Wolf on our consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that our financial statements for the fiscal year ended December 31, 2107 expressed, in an explanatory paragraph, substantial doubt about our ability to continue as a going concern due to recurring losses from operations. During the years ended December 31, 2018 and 2017 and the subsequent interim period through March 7, 2019, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Wolf would have caused Wolf to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2018 and 2017 and the subsequent interim period through March 7, 2019, neither we nor anyone on our behalf consulted with BDO regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

On September 20, 2017, we engaged Wolf as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2017, and we dismissed MaloneBailey. Prior to the completion of the Merger, Wolf served as the auditor and independent registered public accounting firm to Private Acer. The decision to change accountants was approved by the Audit Committee of our Board of Directors. The report of MaloneBailey on our consolidated financial statements for the year ended December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that our financial statements for the fiscal year ended December 31, 2016 expressed, in an explanatory paragraph, substantial doubt about our ability to continue as a going concern due to recurring losses, negative operating cash flows and an accumulated deficit. During the years ended December 31, 2017 and 2016, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference thereto in its reports, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the years ended December 31, 2017 and 2016, neither we nor anyone on our behalf consulted with Wolf regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Wolf concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

The Board’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved 100% of any audit-related services, tax services or other services provided by our independent auditors during the last two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS.

EXECUTIVE OFFICERS

Our executive officers are elected by the Board of Directors and serve at the discretion of the Board. Our executive officers as of March 29, 2019 are as follows:

Name	Age	Position
Chris Schelling	43	President, Chief Executive Officer and Director
William Andrews, M.D., FACP	54	Chief Medical Officer
Donald R. Joseph	65	Chief Legal Officer and Secretary
Harry S. Palmin	49	Chief Operating Officer and Chief Financial Officer

Biographical information for our executive officers other than Mr. Schelling is set forth below:

William T. Andrews, M.D., FACP has served as our Chief Medical Officer since October 2017. Prior to joining the Company, Dr. Andrews provided strategic consulting services to rare disease companies from April 2016 to September 2017. Prior to that, he served Aegerion Pharmaceuticals, Inc., a biopharmaceutical company, as Senior Vice President, Business Development, from May 2014 to January 2016, and as Vice President of Medical Affairs, from April 2012 to May 2014. He has also held roles at Santhera Pharmaceuticals, Sepracor, Inc. and ClinQuest, Inc. Prior to joining the biopharmaceutical industry over 15 years ago, Dr. Andrews practiced medicine for seven years full-time and 11 years part-time in the Boston area as a board-certified internist and an attending physician at Brigham and Women’s Hospital and was on the clinical faculty at Harvard Medical School. Dr. Andrews earned a B.A. in biology from Harvard University and a Ph.D. from Yale University School of Medicine.

Donald R. Joseph has served as our Chief Legal Officer and Secretary since April 2018. He previously served as an advisor and consultant to biopharmaceutical and global health organizations. He has over twenty years of biopharmaceutical industry experience, including senior management positions in global health non-profit organizations. Mr. Joseph served as Chief Legal Officer and Board Secretary of Humanigen (previously known as KaloBios Pharmaceuticals, Inc.), a publicly listed company, from June 2013 to November 2015. Prior to Humanigen, he was Chief Executive Officer of BIO Ventures for Global Health, or BVGH, from February to November 2012 and Chief Operating Officer from April 2010 to January 2012. He is a former Chairman and Secretary and current member of the BVGH Board of Directors. He previously served as General Counsel, Corporate Secretary, and in other senior management roles at publicly held biopharmaceutical companies, including Abgenix and Renovis. Mr. Joseph currently serves as lead independent director of Achieve Life Sciences, a publicly traded pharmaceutical company. Before entering the life sciences industry, Mr. Joseph practiced business law for a number of years in major firms, including as an international partner at Baker & McKenzie. He received his J.D. degree from the University of Texas School of Law, with honors.

Harry S. Palmin has served as our Chief Financial Officer since the completion of the Merger in September 2017 and was appointed to the additional position of Chief Operating Officer in September 2018. From December 2013 to February 2016, Mr. Palmin served as the President, Chief Executive Officer and a director of Private Acer, and from February 2016 to September 2017 he served as Private Acer’s acting Chief Financial Officer. Prior to joining Private Acer, he served in a variety of roles at Novelos Therapeutics, Inc., a pharmaceutical company, including as President and director from 1998 to October 2013, Chief Executive Officer from January 2005 to October 2013 and acting Chief Financial Officer from 1998 to September 2005. He has also held roles at Lehman Brothers and Morgan Stanley. Mr. Palmin earned a B.A. in economics from Brandeis University and a M.A. in international economics and finance from the Brandeis University International Business School.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officer Compensation

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers”.

2018 Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)	Option Awards($)(1)		All Other Compensation($)	Total($)
Chris Schelling(2)	2018	$400,000	$150,000	$—		$—	$550,000
President and Chief Executive Officer	2017	$116,667	$—	$468,791	(3)	$—	585,458
William T. Andrews, M.D., FACP(4)	2018	$400,000	$105,000	$—		$—	$505,000
Chief Medical Officer	2017	$100,000	$40,000	$878,921	(3)	$—	$1,018,921
Harry Palmin(5)	2018	$340,000	$89,250	$—		$—	$429,250
Chief Operating Officer and Chief Financial Officer	2017	$99,167	$—	$594,151	(3)	$—	$693,318

(1)

Amounts shown in this column represent the aggregate grant date fair value of stock option awards made during the years presented, calculated in accordance with ASC Topic 718. See Note 2 to our financial statements appearing in our annual report on Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.

(2)	Mr. Schelling was appointed as an executive officer on September 19, 2017, the effective date of the Merger, with a base annual salary of $400,000.

(3)

Option awards were granted to Messrs. Schelling, Andrews and Palmin on October 4, 2017 with an exercise price equal to the closing market price of our common stock on The Nasdaq Capital Market. The options are time-based and vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly over the remaining three-year period, assuming continued service. The options have a standard post-service exercise period of 90 days. The options will accelerate and become fully vested immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan), but only to the extent that the optionee remains in service immediately prior to such Change in Control.

(4)	Dr. Andrews was appointed as an executive officer on October 2, 2017, with a base annual salary of $400,000. He received a signing bonus in connection with commencement of employment.

(5)	Mr. Palmin was appointed as an executive officer on September 19, 2017, the effective date of the Merger, with a base annual salary of $340,000.

Narrative Disclosure to Summary Compensation Table

Our Board of Directors reviews compensation annually for all of our executive officers. Compensation awarded to Named Executive Officers in 2018 and 2017 generally consisted of base salary and equity awards for options to purchase shares of our common stock. In setting executive compensation, our Board of Directors retained the services of Radford (which is a part of Aon Hewitt, a business unit of Aon plc) as an independent compensation consultant and considered compensation for comparable positions in the market, the historical compensation levels of the executives, individual performance as compared to its expectations and objectives, the desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We do not target a specific competitive position or a specific mix of compensation among elements of compensation. Prior to the September 2017 Merger, Private

Acer retained the services of Radford as an independent compensation consultant to (i) evaluate Private Acer’s executive compensation program and recommend a course of action for consideration in preparation for becoming a public company and (ii) assess Private Acer’s non-employee director compensation practices against a selection of peer group companies and make a recommendation relating thereto. Subsequent to closing of the Merger in September 2017, our Compensation Committee reviewed the analysis and reports prepared by Radford and provided to Private Acer and implemented certain compensation adjustments for our executives and non-employee directors. In reviewing the reports prepared by Radford for Private Acer, our Compensation Committee considered the independence of Radford pursuant to SEC rules and the corporate governance rules of the Nasdaq Capital Market and concluded that no conflict of interest exists that would prevent Radford from independently advising the Compensation Committee.

2018 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards at December 31, 2018 for each of the Named Executive Officers.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Chris Schelling	11,500	34,500	(1)	$15.34	10/4/2027
William T. Andrews, M.D., FACP	25,000	75,000	(1)	$15.34	10/4/2027
Harry S. Palmin	16,900	50,700	(1)	$15.34	10/4/2027

(1)

The options are time-based and vest over a four-year period, with 25% of the shares vesting on the one-year anniversary of the grant date and the remaining shares vesting quarterly over the remaining three-year period, assuming continued service. The options have a standard post-service exercise period of 90 days. The options will accelerate and become fully vested immediately prior to a Change in Control (as defined in our 2018 Stock Incentive Plan), but only to the extent that the optionee remains in service immediately prior to such Change in Control.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

Since January 1, 2018, we have engaged in no reportable transactions with our directors, executive officers, beneficial holders of more than 5% of our voting securities, and affiliates or their immediate family members.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2018, with respect to our compensation plans under which common stock is authorized for issuance. These plans consist of our 2018 Stock Incentive Plan, 2013 Stock Incentive Plan and 2010 Stock Incentive Plan. We believe that the exercise price for all of the options granted under these plans reflect at least 100% of fair market value on the dates of grant for the options at issue.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (C)
Equity Compensation Plans Approved by Stockholders	781,725	$16.03	307,072
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	781,725	$16.03	307,072

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth, as of March 29, 2019, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors and nominees; (c) the Named Executive Officers; and (d) all current directors and executive officers as a group. As of March 29, 2019, there were 10,087,363 shares of common stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Beneficial Ownership Table

Name and Address of Beneficial Owner(1)	Number of Shares Owned		Percentage of Class
5% Stockholders (excluding Executive Officers and Directors):
Funds affiliated with TVM Capital Life Science	2,672,309	(2)	26.5%
Nantahala	903,455	(3)	9.0%
Vivo Capital	579,051	(4)	5.7%
Bukwang Pharmaceutical Co. Ltd.	544,572	(5)	5.4%
Avego Healthcare Capital, LLC and affiliates	527,983	(6)	5.2%
Executive Officers and Directors:
Chris Schelling	1,767,250	(7)	17.5%
William T. Andrews, M.D., FACP	37,500	(8)	*
Harry S. Palmin	150,350	(9)	1.5%
Jason Amello	5,223	(10)	*
Stephen J. Aselage	40,905	(11)	*
Hubert Birner, Ph.D., MBA	0	(12)	—
John M. Dunn	27,952	(13)	*
Michelle Griffin	5,223	(14)	*
Luc Marengere, Ph.D.	0	(15)	—
All current directors and executive officers as a group (10 persons)	2,055,653	(16)	20.1%

*	Less than 1%

(1)

Unless otherwise indicated in the footnotes, the mailing address of the beneficial owner is c/o Acer Therapeutics Inc., One Gateway Center, Suite 351 (300 Washington Street), Newton, Massachusetts 02458.

(2)

This information is based on a Schedule 13D/A filed with the SEC on August 24, 2018. Consisting of shares of common stock beneficially owned by certain investment funds affiliated with TVM Capital Life Science as follows: (i) 1,697,709 shares of common stock held by TVM Life Science Ventures VII L.P. (“TVM VII LP”); (ii) 725,844 shares of common stock held by TVM Life Science Ventures VI GmbH & Co. KG (“TVM VI German”); and (iii) 248,756 shares of common stock held by TVM Life Science Ventures VI L.P. (“TVM VI Cayman”). With respect to the shares held by TVM VII LP, TVM LSV VII (GP) Ltd. (“TVM VII GP”) is the general partner of TVM VII LP. Luc Marengere, Mark Wanless, Gary Leatt, Hubert Birner, Stefan Fischer and Helmut Schühsler are members of the investment committee of TVM VII GP, which has voting and investment power with respect to these shares, and may be deemed to beneficially own such shares. TVM VII GP and Messrs. Birner, Fischer, Schühsler, Marengere, Wanless and Leatt each disclaim beneficial ownership of the reported securities, other than those shares which the reporting person owns of record. The address of TVM VII LP is 204, Rue Notre-Dame Ouest, Bureau 350, Montreal A8 H2Y 1TE, Canada. With respect to the shares held by TVM VI German, Messrs. Birner, Fischer and Schühsler are members of the investment committee of TVM Life Science Ventures Management VI L.P. (“TVM VI Management”), which is the managing limited partner of TVM VI German with voting and dispositive power over the shares held by TVM VI German, and may be deemed to beneficially own such shares. TVM VI Management and Messrs. Birner, Fischer and Schühsler each disclaim beneficial ownership of the shares held by TVM VI German, other than those shares which the reporting person owns of record. The address of TVM VI German is Ottostrasse 4, 80333 Munich, Germany. With respect to the shares held by TVM VI Cayman, Messrs. Birner, Schühsler and Fisher are members of the investment committee of TVM VI Management, which is the managing limited partner of TVM VI Cayman with voting and dispositive power over the shares held by TVM VI Cayman, and may be deemed to beneficially own such shares. TVM VI Management and Messrs. Birner, Schühsler and Fischer each disclaim beneficial ownership of the shares held by TVM VI Cayman, other than those shares which the reporting persons owns of record. The address of TVM VI Cayman is Ottostrasse 4, 80333 Munich, Germany. Drs. Birner and Marengere are members of our Board of Directors.

(3)

This information is based on a Schedule 13G filed with the SEC on February 14, 2019. Pursuant to the Schedule 13G, Nantahala Capital Management, LLC (“Nantahala”) and each of Wilmot B. Harkey and Daniel Mack, as managing members of Nantahala, share voting and investment power with respect to the shares, which are held by funds and separately managed accounts under control of Nantahala. The address for Nantahala and Messrs. Harkey and Mack is 19 Old Kings Highway S, Suite 200, Darien, Connecticut 06820.

(4)

This information is based on a Schedule 13D filed with the SEC on September 17, 2018. Pursuant to the Schedule 13G, sole voting and investment power with respect to these shares, which are held by Vivo Opportunity, LLC, a Delaware limited liability company (“Vivo”) and general partner of Vivo Opportunity Fund, L.P. (the “Fund”), may be deemed to be shared by the voting members of the Fund, Albert Cha, Gaurav Aggarwal, Shan Fu, Frank King and Michael Chang, each of whom disclaims beneficial ownership with respect to such shares. The address for Vivo is 505 Hamilton Avenue, Suite 207, Palo Alto, California 94301.

(5)

This information is based on confirmation provided by the stockholder of its stock ownership position. Hee-Won Yoo is the President and Chief Executive Officer of Bukwang Pharmaceutical Co. Ltd. Bukwang’s address is 7, Sangdo-ro, Dongjak-gu, Seoul 06955, Korea.

(6)

This information is based on a Schedule 13D filed with the SEC on September 28, 2017. Pursuant to the Schedule 13D, voting and investment power with respect to these shares, which are held of record directly by Avego Healthcare Capital LLC (“Avego”), may be deemed to be shared by Avego’s controlling member, Mayura Trust B (“Mayura Trust”), the trustee of Mayura Trust, Mayura One LLC (“Mayura One”), and individuals Bala Venkataraman, Yelena Epova and Christopher R. Manning. Each reporting person disclaims beneficial ownership of all securities except to the extent of such person’s pecuniary interest therein, other than those securities reported as being held directly by such person. Avego’s address is 1055B Powers Place, Alpharetta, Georgia 30009.

(7)	Consisting of (i) 1,750,000 shares of common stock; and (ii) 17,250 shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(8)	Represents shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(9)	Consisting of (i) 125,000 shares of common stock; and (ii) 25,350 shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(10)	Represents shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(11)	Consisting of (i) 13,905 shares of common stock; and (ii) 27,000 shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(12)	Does not include shares of common stock beneficially owned by TVM VII LP, TVM VI or TVM VI LP, for each of which Dr. Birner serves on the investment committee. See footnote 2 above.

(13)	Consisting of (i) 5,952 shares of common stock; and (ii) 22,000 shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(14)	Represents shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

(15)	Does not include shares of common stock beneficially owned by TVM VII LP, for which Dr. Marengere serves on the investment committee. See footnote 2 above.

(16)	Consisting of: (i) 1,894,857 shares of common stock; and (ii) 160,796 shares of common stock underlying stock options exercisable within 60 days of March 29, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership. These reporting persons are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations from certain insiders that no other reports were required, we believe all of the reporting persons complied with all applicable Section 16(a) filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2018.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may be “householding” our proxy materials. If householding is in effect, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and/or annual report at their address and would like to request “householding” of their communications should contact their broker. We will deliver a separate set of proxy materials promptly upon written or oral request from a stockholder. Please direct any such requests to Investor Relations, Acer Therapeutics Inc., One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458, or call Investor Relations at (844) 902-6100.

OTHER BUSINESS

The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the person named in the accompanying form of proxy or his or their substitutes will vote in their discretion on those matters.

By Order of the Board of Directors

Chris Schelling

President and Chief Executive Officer

April 12, 2019

Newton, Massachusetts

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE OR USE ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A LEGAL PROXY ISSUED IN YOUR NAME.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

If you need additional copies of this Proxy Statement or the enclosed proxy card, or if you have other questions about the proposals or how to vote your shares, you may contact our proxy solicitor:

ADVANTAGE PROXY

(877) 870-8565 (toll free)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 16, 2019.
ACER THERAPEUTICS INC.

INTERNET/MOBILE —
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING BY INTERNET.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲
REVOCABLE PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1, “FOR” EACH OF PROPOSALS 2 AND 4, AND EVERY “3 YEARS” IN PROPOSAL 3.

PROPOSAL 1 – Election of Directors:

To elect five directors to hold office until the 2020 Annual Meeting of Stockholders.

1. Election of Directors		WITHHOLD AUTHORITY
(1) Stephen J. Aselage	FOR
(2) Jason Amello	☐	☐
(3) John M. Dunn
(4) Michelle Griffin
(5) Chris Schelling

(To withhold authority to vote for any individual nominee, mark the “FOR” box and strike a line through that nominee’s name in the list above)

PROPOSAL 2 – Say on Pay:	FOR	AGAINST	ABSTAIN
To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

PROPOSAL 3 – Frequency of Say on Pay:

To approve, on a non-binding advisory basis, the frequency of holding an advisory vote on named executive officer compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

PROPOSAL 4 – Ratification of Auditors:	FOR	AGAINST	ABSTAIN
To ratify the appointment of BDO USA, LLP as independent auditors for the fiscal year ending December 31, 2019.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR EACH OF PROPOSALS 2 AND 4, AND EVERY THREE YEARS IN PROPOSAL 3.

ADDRESS CHANGE? MARK BOX.	☐
INDICATE CHANGES BELOW:

CONTROL NUMBER

Signature Signature, if held jointly Date , 2019
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority.
Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 17, 2019:

Our Proxy Statement and 2018 Annual Report on Form 10-K are

available at: www.cstproxy.com/acertx/2019

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ACER THERAPEUTICS INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, MAY 17, 2019

The undersigned stockholder of Acer Therapeutics Inc. (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and appoints each of Harry S. Palmin and Donald R. Joseph, each with full power of substitution, as proxy to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters, One Gateway Center, Suite 351, 300 Washington Street, Newton, Massachusetts 02458. Each such proxy or substitute shall have and may exercise all of the powers of said proxy hereunder. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 4, EVERY THREE YEARS ON PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, INCLUDING ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

(Continued, and to be marked, dated and signed, on the other side)